The Conestoga Small Cap Fund

T i c k e r   S y m b o l :  C C A S X

P I O N E E R S   I N   S M A L L   C A P   I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Fund provides investors with access to the firm’s expertise in small cap management. The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Performance as of 03/31/09:

	Conestoga Small Cap Fund	Russell 2000	Russell 2000 Growth
YTD 2009	-7.96%	-14.95%	-9.74%
Trailing 1 Year	-27.15%	-37.50%	-36.36%
Trailing 3 Years	-11.85%	-16.80%	-16.20%
Trailing 5 Years	-1.38%	-5.24%	-5.37%
Since Inception (10/01/2002)	4.79%	3.48%	3.65%

Characteristics as of 03/31/09:

	Conestoga Fund	Russell 2000 Index	Russell 2000 Growth
P/E (1 Yr. Forward)	18.1x	12.5x	14.4x
Earnings Growth	17.1%	14.5%	18.2%
PEG Ratio	1.0	0.9	0.8
ROE	18.3%	6.6%	10.2%
Weighted Avg. Market Cap.	$ 836 mm	$ 821mm	$ 895mm
Long-Term Debt/Capital	11%	28%	27%
Dividend Yield	1.03%	2.53%	.97%
Number of Holdings	46	1912	1179

Expense Ratio:

Management Fee	1.20%
Other Expenses	0.15%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.25%
Total Fees	1.10%

Disclosures:  * Top Ten Equity Holdings as a percent of the Fund assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga    Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Multex Earnings Estimates is interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains     information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.

Conestoga Capital Advisors  •  259 N. Radnor-Chester Road  •  Radnor Court, Suite 120  •  Radnor, PA 19087
Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com

Market Review & Outlook

After beginning the year in a downward spiral, stocks finished the quarter with a powerful rally beginning March 9th.  From the period from March 9th to the end of the quarter, the Russell 2000 rose over 23% and the S&P 500 rose over 18%.  The turnaround began with news that Citigroup Inc. (C) was profitable in the first two months of the year, rumors that the Federal Reserve would address illiquid assets, and that the SEC may reinstate the uptick rule.  Despite the rally, stocks posted negative total returns for the quarter, with the Russell 2000 down –14.95% and the S&P 500 down –11.01%.

In a reversal from last year, higher-quality stocks fell more than lower-quality stocks during the first quarter.  Also, Value Stocks significantly underperformed Growth stocks with the Russell 2000 Value falling –19.64% versus the Russell 2000 Growth decline of –9.74%.  Technology, Consumer Discretionary and Consumer Staples were the best performing sectors of the Russell 2000, while Financial Services, Materials & Processing, and Producer Durables were among the worst. Despite the challenging market environment, Conestoga Capital Advisors was able to modestly outperform the comparable Russell indices.

Whether March 9, 2009, will prove to be this bear market’s trough remains to be seen.  We believe that solutions to the current financial crisis will not come quickly. We also expect that businesses and consumers will continue to de-leverage their balance sheets. While the first quarter saw a return to favor for lower quality companies, we expect conditions to remain favorable for higher-quality companies through the remainder of the recession and eventual recovery.  In our conversations with the management teams of the portfolio companies, we are finding numerous examples of companies that are taking advantage of the downturn to take market share from weaker competitors.  The relative financial strength of a typical holding in the Fund (low debt levels, high returns on equity, sustainable earnings growth), positions them well for not only surviving a downturn, but potentially thriving in a recovery.

Top Ten Equity Holdings
1. Blackboard, Inc.
2. Advent Software, Inc.
3. Rollins, Inc.
4. Quality Systems, Inc.
5. Tyler Technologies, Inc.
6. NVE Corp
7. Capella Education Co.
8. Ritchie Bros. Auctioneers, Inc.
9. Costar Group, Inc.
10. Westwood Holding Group, Inc.

New Holdings Added in 1Q09:
1. Micros Systems, Inc.

Holdings Sold Entirely in 1Q09:
1. None

Performance Review and Attribution

Strong performance relative to the Russell 2000 was driven equally by sector allocation and stock selection.  The Fund’s overweights to Technology and Health Care, as well as underweights to Financial Services, Autos & Transportation, and Materials & Processing benefitted returns for the quarter.

The dismal performance of many credit-exposed Financial Services sector stocks wreaked havoc on the sector during the first quarter.  The Fund had less exposure to credit-sensitive financial stocks than the Russell 2000, and as a result benefitted from strong stock selection within the sector.  Advent Software Inc. (ADVS) was among the strategy’s top performers.  ADVS’ stock rebounded strongly as fourth quarter 2008 results demonstrate the strength and resiliency of its business model.  Also, Westwood Holdings Group Inc. (WHG) produced strong returns benefitting the overall strategy.  PrivateBancorp Inc. (PVTB), also in the Financial Services sector, was among the worst performing stocks and was reduced in weighting during the quarter.

Technology was also a source of strong stock selection with Tyler Technologies Inc. (TYL) producing significant contribution during the quarter, as did Blackboard Inc. (BBBB).  The high degree of recurring revenue of these types of technology companies continues to benefit performance.  Stock selection was weakest in the Consumer Discretionary sector, where a lack of exposure to retail and restaurant stocks acted as a drag on overall performance.

Conestoga's outperformance relative to the Russell 2000 Growth was driven primarily by sector allocation, while stock selection contributed a somewhat smaller amount.  From a sector perspective, Conestoga’s zero exposure to the Autos & Transportation sector and underweight to the Materials & Processing sector generated significant outperformance.  Industry-specific concerns about the Big 3 automobile companies and the overall economy acted as a drag on these sectors.  Partially offsetting these benefits was Conestoga’s modest underweight to Consumer Discretionary and overweight to Financial Services.

Stock selection was strongest in the Financial Services sector, where companies such as FactSet Research Systems Inc. (FDS), Morningstar Inc. (MORN), as well ADVS and WHG (discussed above) all produced better than index sector returns.  Stock selection was weakest in the Health Care sector, where Landauer Inc. (LDR), Meridian Bioscience Inc. (VIVO) and Integra LifeSciences Holdings Corp. (IART) were lagging performers.